UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017

GenOn Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16455	76-0655566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

804 Carnegie Center,

Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Senior Secured Notes Offering

On May 8, 2017, Remote Escrow Finance Vehicle LLC, a special purpose limited liability company (the “Escrow Issuer”), completed the sale of $550.0 million aggregate principal amount of 10.500% senior secured first lien notes due 2022 (the “Senior Secured Notes”) pursuant to the terms of the purchase agreement, dated May 4, 2017 (the “Purchase Agreement”), by and among GenOn Energy, Inc. (the “Company”), the Escrow Issuer and Goldman Sachs & Co. LLC, as the initial purchaser (the “Initial Purchaser”). The Senior Secured Notes were initially issued under an indenture, dated May 8, 2017 (the “Indenture”), between the Escrow Issuer and The Bank of New York Mellon, as trustee (the “Trustee”). Interest is payable on the Senior Secured Notes on June 1 and December 1 of each year beginning on December 1, 2017 until their maturity date of June 1, 2022.

Escrow Agreement

Pursuant to an escrow agreement, dated May 8, 2017 (the “Escrow Agreement”), by and among the Company, the Escrow Issuer and the Trustee, as escrow agent, the proceeds of the offering were deposited in a segregated escrow account.  The proceeds will remain in escrow until the date on which certain escrow conditions are satisfied and the Company, at its sole discretion, has provided confirmation thereof to the Trustee to release the funds from escrow (the “Escrow Conditions”).

If the Escrow Conditions are not satisfied or if the Company, in its sole discretion, otherwise determines not to release the funds from escrow on or prior to June 14, 2017, the Senior Secured Notes will be redeemed at a redemption price equal to 104% of the aggregate principal amount of the Senior Secured Notes plus accrued interest to, but not including, the redemption date.

If the Escrow Conditions are satisfied and the Company has determined to release the funds from escrow, the Escrow Issuer will merge with and into the Company (the “Merger”).

Upon consummation of the Merger:

(i)                                     the Company will be the surviving entity and assume all of the obligations of the Escrow Issuer under the Senior Secured Notes and the Indenture governing the notes by operation of law; and

(ii)                                  the Company will use the net proceeds from the offering of the Senior Secured Notes, together with cash on hand, to redeem or discharge its outstanding 7.875% senior notes due 2017 (the “2017 Senior Notes”) in accordance with their terms and to pay fees and expenses related to the offering of the Senior Secured Notes.

The 2017 Senior Notes are current within the Company’s consolidated balance sheet and are due on June 15, 2017. The Company has additional existing unsecured notes outstanding which mature in October 2018 and October 2020 and its future profitability continues to be adversely affected by (i) a sustained decline in natural gas prices and its resulting effect on wholesale power prices and capacity prices, and (ii) the inability of certain of its subsidiaries to make distributions of cash and certain other restricted payments to the Company. The Company is currently considering all options available to it, including negotiations with creditors and lessors, refinancing its existing unsecured notes, potential sales of certain generating assets as well as the possibility for a need to file for protection under chapter 11 of title 11 of the United States Code.

Indenture

Upon consummation of the Merger, the Indenture and the Senior Secured Notes will be secured by a first-priority lien on substantially all of the property and assets of the Company and the guarantors of the Senior Secured Notes (the “Guarantors”) (including pledges of the equity interests in the Company’s restricted subsidiaries directly held by the Company and the Guarantors) that secure the Company’s and the Guarantors’ obligations under the credit agreement by and among the Company, NRG Americas, Inc., a subsidiary of the Company, the guarantors party thereto, and NRG Energy, Inc., the Company’s parent (the “Intercompany Secured Revolver,” as amended by that certain Credit Agreement Amendment described below), but excluding certain excluded assets, including certain assets that cannot be pledged under applicable laws and subject to no liens other than certain permitted liens.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to create liens on assets and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the Indenture; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against the Company and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency.  Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Secured Notes may declare all the Senior Secured Notes of such series to be due and payable immediately.

The Senior Secured Notes were sold to the Initial Purchaser for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S. The Senior Secured Notes were issued in a transaction exempt from registration under the Securities Act or any state securities laws. Therefore, Senior Secured Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.  This Form 8-K and the Exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

Credit Agreement Amendment

On May 8, 2017, the Company, NRG Americas, Inc., a subsidiary of the Company, the guarantors party thereto, and NRG Energy, Inc. entered into Amendment No. 2 to the Revolving Credit Agreement (the “Credit Agreement Amendment”) to amend the Intercompany Secured Revolver to, among other things, (i) provide for amendments necessary to issue the Senior Secured Notes and comply with the terms thereby (including consistent application of proceeds from asset sales and consistent classification of various types of subsidiaries), (ii) require, as a condition to additional cash loan borrowings under the Intercompany Secured Revolver, that the consolidated cash balance of the loan parties on a pro forma basis does not exceed $100 million, (iii) allow for the cancellation of certain intercompany investments in subsidiaries, (iv) limit the Company’s ability to use loans under the Intercompany Secured Revolver for purposes of refinancing indebtedness for borrowed money, and (v) provide for a limited waiver in respect of possible breaches under the Intercompany Secured Revolver.  The Credit Agreement Amendment shall only become effective following the satisfaction of the Escrow Conditions and concurrently with the release of funds from escrow.

Services Agreement Amendment

On May 8, 2017, the Company and NRG Energy, Inc. entered into the services agreement amendment (the “Services Agreement Amendment”) to amend that certain Services Agreement, dated December 20, 2012 (the “Services Agreement”) to:

(i)                                                     if the Escrow Conditions are satisfied and the funds from the Senior Secured Notes are released from escrow, the annual fee owed under the Services Agreement shall be reduced to $142,600,000 for the period from and after January 1, 2017; and

(ii)                                                  if, prior to June 15, 2017, (a) the Senior Secured Notes are redeemed and (b) the Company commences a voluntary bankruptcy case under chapter 11 of title 11 of the United States Code without an agreement with holders of notes issued by the Company and GenOn Americas Generation, LLC, a subsidiary of the Company, that collectively hold two-thirds in amount of aggregate principal of such notes and accrued and unpaid interest outstanding thereon regarding a plan of reorganization, then the Company shall receive a one-time credit on the shared service charge equal to 4% of the aggregate principal amount of the Senior Secured Notes plus accrued interest thereon from the date of entry into the Escrow Agreement to (but not including) the date of redemption of the Senior Secured Notes.

The Indenture, the form of Senior Secured Notes, the Credit Agreement Amendment and the Services Agreement Amendment, are filed as exhibits 4.1, 4.2, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the form of Senior Secured Notes are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Cautionary Note Regarding Forward-Looking Statements

Many of the statements included in this Current Report on Form 8-K constitute “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to the Company’s future actions and strategies. These forward-looking statements are based on current expectations and projections about future events. Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission (including the sections entitled “Risk Factors” and “Management’s Narrative Analysis of the Results of Operations and Financial Condition” contained therein).

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document
4.1	Indenture, dated May 8, 2017, between Remote Escrow Finance Vehicle LLC and The Bank of New York Mellon.
4.2	Form of 10.500% Senior Secured First Lien Note due 2022 (incorporated by reference to Exhibit 4.1 filed herewith).
10.1

Amendment No. 2 to Revolving Credit Agreement, dated May 8, 2017, by and among GenOn Energy, Inc., as borrower, NRG Americas, Inc., as borrower, the guarantors party thereto and NRG Energy, Inc., as administrative agent and lender.

10.2	Services Agreement Amendment, dated May 8, 2017, between GenOn Energy, Inc. and NRG Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GenOn Energy, Inc.

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: May 9, 2017

Exhibit Index

Exhibit No.	Document
4.1	Indenture, dated May 8, 2017, between Remote Escrow Finance Vehicle LLC and The Bank of New York Mellon.
4.2	Form of 10.500% Senior Secured First Lien Note due 2022 (incorporated by reference to Exhibit 4.1 filed herewith).
10.1

Amendment No. 2 to Revolving Credit Agreement, dated May 8, 2017, by and among GenOn Energy, Inc., as borrower, NRG Americas, Inc., as borrower, the guarantors party thereto and NRG Energy, Inc., as administrative agent and lender.

10.2	Services Agreement Amendment, dated May 8, 2017, between GenOn Energy, Inc. and NRG Energy, Inc.